--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

July 17, 1998

To Our Shareholders:
     We are pleased to submit to you the semi-annual report for Cohen & Steers Realty Income Fund, Inc. for the quarter and six months ended June 30, 1998. The net asset value per share at that date was $10.24. In addition, a dividend of $0.17 was declared for shareholders of record on June 24, 1998 and paid on July 15, 1998.

INVESTMENT REVIEW
     For the quarter ended June 30, 1998, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of -4.4%, which compares to the NAREIT Equity REIT Index total return of -4.6%. For the six months ended June 30, 1998, the Fund's total return was -4.6% versus -5.0% for the NAREIT Equity REIT Index.
     The decline in REIT prices accelerated in the second quarter as investor sentiment worsened and the gap between REIT returns and those of the stock and bond markets widened. This sentiment reflects ongoing concern about the overabundance of capital available for real estate in the private market, the maturity of the real estate cycle and the potential slowing of earnings growth for many real estate companies. While these concerns are valid, we believe that the drop in REIT share prices more than adequately reflects these issues; 1998 is on track to be the worst year of investment performance since 1990, when REIT prices declined by 15.4%. In that year the real estate bear market began in earnest with declining occupancies and rental rates, plummeting property prices, a credit crunch and an economic recession. Prior to 1990, one would have to go back to 1974 to find a worse year of REIT share price performance. Given the strength of the economy, rising rents and occupancy levels and only modest construction activity, we think the market has overstated the negative case for REITs and real estate.
     The performance of REITs has resulted in an absolute and relative valuation picture that has important implications for the entire real estate industry. REITs are now trading at price-to-funds from operations ('FFO') ratios that are at a multi-year low and are generating returns based on share prices that are well above what can be earned in the private market. Considering that REIT earnings are growing at about a 15% rate this year, any further decline in price, over time, would place valuations at a level not seen since 1990. In addition, the shares of many companies, both large and small, are trading at or below the net asset values ('NAV') of their real estate. As a result, it is fair to say that real estate today is cheaper in the public market than in the private market.
     On a relative basis the comparison of REIT valuations is extraordinary. While the valuation of REITs approaches 1990 levels, the P/E multiple of the stock market has expanded by nearly 30% and interest rates have declined by 33%. It seems ironic to us that investor concern about the economic cycle and a widely anticipated slowing of earnings growth for corporate America has resulted in record high valuations, while a more modest slowing of prospective earnings growth for REITs has resulted in a near-record low earnings multiple.
     The state of the REIT market has begun to have a material impact on the way many public companies are operating. Most evident is that equity offerings, after a record pace during the first quarter, have come to a near-halt, clearly eliminating the supply pressure that existed earlier in the year. In addition, by the end of the second quarter, and for the first time in years, the flow of funds to real estate mutual funds turned negative. Our expectation is that, given the poor performance and current valuation levels of REITs, neither issuers nor investors will support continued, heavy equity issuance any time soon because of the potentially highly dilutive impact on earnings and asset values.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

     While the equity window has been closing, the debt window has never been open wider, and this has compounded the concerns of equity investors. Long-term, fixed rate debt at less than a 7% interest rate has become the financing vehicle of choice in the real estate industry. This has led to a proliferation of commercial mortgage backed securities ('CMBS'): $43 billion in CMBS was issued in the first half of 1998, compared to only $15 billion in the first half of 1997, and $44 billion in all of 1997. The market's concern over the abundance of debt capital began to impact the pricing of real estate debt securities towards the end of the quarter, as spreads widened considerably. Nonetheless, the environment remains 'borrower friendly.' Whereas the proclivity to increase borrowing has caused concern among equity investors that the industry could fall prey to excessive leverage, REITs have maintained their conservative balance sheets, with debt-to-assets ratios in the 30%-50% range.
     For the first time since the real estate recovery began, many companies are materially scaling back their acquisition plans in light of limited access to equity and the higher rate hurdle on new investment that this imposes on them. Also for the first time, we are beginning to see REITs sell property, often to private opportunity funds that are willing to pay high prices and finance the acquisition mostly with debt. Several companies have announced share buyback programs, viewing their own stock as a more attractive investment than property. Since the private market seems to be willing to pay a higher price for property than the public market, many companies are accessing institutional sources of low cost capital to fund acquisition programs via joint ventures.
     Finally we have begun to see some evidence of at least a stabilization, if not an increase, in capitalization rates being reported in transactions in many property markets. This may be indicating that the upward spiral of property prices is coming to an end. In short, it appears to us at this juncture that the public market is enforcing the type of discipline that many had desired. Further, many companies are adopting rational strategies that should enable them to continue to produce positive results for their shareholders despite what appear to be temporarily adverse market conditions.

INVESTMENT OUTLOOK
     The absolute and relative valuations of REITs have placed them in a position from which positive relative returns should be achievable in the second half of the year. In the long run, real estate performance is affected by the same variables as any other asset class, such as economic growth and fiscal and monetary policies. Accordingly, a continued widening of the gap between REIT valuations and other assets would not be logical. We expect that the appeal of REIT investment attributes, such as high and secure current yield, low volatility and good defense in uncertain market conditions, will become more widely appreciated by the investment community.
     The Fund is advantageously positioned with its emphasis on above-average dividend yielding real estate securities. The universe of attractive investments for the Fund continues to grow, from security issuance and from share price declines. Preferred stock issuance was heavy in the second quarter, over $1 billion, and many of these issues were hastily distributed thereby creating after-market investment opportunities for the Fund. The near universal decline in REIT common stock prices has increased the number of attractive dividend yielding securities available to the Fund: at mid-year, the dividend yield on the NAREIT Equity REIT Index was 6.1%, up 65 basis points versus year-end 1997. This will allow the Fund to maintain its yield discipline while most likely increasing the growth component of the portfolio. Current holdings in the Fund reflect this abundance of investment choices. REIT common stocks make up 85% of the portfolio, and convertible preferred stocks and perpetual preferred stocks comprise 9% and 6%, respectively.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

     The Fund is well-positioned for the balance of the year as a result of a number of important property sector changes during the quarter. The Office and Regional Mall sector weightings were increased while Health Care and Community Centers sector weightings were reduced. The Office sector had the highest price-to-FFO multiple at the beginning of the year and was the hardest hit by the REIT correction. Therefore, a number of strong Office companies have become attractive on a current yield basis -- the first opportunity for attractive yield in this high growth sector in several years. Accordingly, Highwoods Properties and SL Green Realty were added to the portfolio. We believe both should deliver solid earnings growth over the next two years, which should translate to solid dividend growth and capital appreciation.
     While the Retail sector was the best performing sector year to date, several investment opportunities emerged. The Fund initiated positions in Macerich and The Mills Corp. Macerich is a California-based regional mall company whose shares, at one point, had declined 7% and represented an excellent income and growth opportunity. Mills, the leading owner/developer of enclosed value malls, has above-average current income and excellent near-term growth prospects. The Fund also increased its position in Prime Retail, a factory outlet center owner. Prime completed a sizable acquisition of another factory outlet center REIT, and during the process its shares became very undervalued with a current yield in excess of 9%.
     We reduced our weighting in the Health Care sector from 25% to 19%, capturing price appreciation in a sector which defended well in the first half of this year. The current weighting in Health Care reflects sizable weightings in, what we believe to be, the most attractive companies within the sector. The reduction in the Community Center sector reflects price targets being met. Bradley Real Estate, Mid-Atlantic Realty Trust and Western Investment Real Estate Trust were sold during the quarter. Another company in which the fund has a position, Mid-America Realty Investments, agreed to be acquired by another REIT during the second quarter. We remain optimistic about additional consolidation activity in the Retail sector.
     The Fund, which was fully invested at quarter end, will continue to seek outstanding income opportunities in the current volatile real estate securities market. We remain confident that the Fund's focus on above-average current income, consistent earnings growth and attractive relative valuation should result in both solid relative and absolute investment returns. Though the first half of this year has been difficult for real estate securities, the strength of the economy, the health of many real estate markets and very attractive real estate stock valuations give us optimism about improved performance through the balance of the year.

Sincerely,

         /s/ MARTIN COHEN                  /s/ ROBERT H. STEERS
             MARTIN COHEN                      ROBERT H. STEERS
             President                         Chairman

-------------------------------------------------------------------------------
   COHEN & STEERS IS NOW ONLINE AT WWW.COHENANDSTEERS.COM. VISIT OUR WEBSITE FOR WEEKLY NAVS, PORTFOLIO INFORMATION, PERFORMANCE INFORMATION, RECENT
   NEWS ARTICLES, LITERATURE AND INSIGHTS ON THE CURRENT REIT MARKET.
-------------------------------------------------------------------------------

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                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

                                                                                  NUMBER            VALUE
                                                                                 OF SHARES        (NOTE 1)
                                                                                 ---------       -----------
EQUITIES                                                        95.46%
   COMMON STOCK                                                 89.36%
      APARTMENT/RESIDENTIAL                                      8.15%
            Camden Property Trust, 2.25%, Series A
               (Convertible Preferred).....................................        24,000        $   636,000
            Merry Land & Investment Co.....................................        28,000            589,750
            Summit Properties..............................................        40,700            770,756
            United Dominion Realty Trust...................................        32,500            450,937
                                                                                                 -----------
                                                                                                   2,447,443
                                                                                                 -----------
      DIVERSIFIED                                                3.37%
            Pacific Gulf Properties........................................        46,800          1,012,050
                                                                                                 -----------
      HEALTH CARE                                               19.15%
            American Health Properties.....................................        52,300          1,307,500
            ElderTrust.....................................................        55,800            959,063
            Health Care Property Investors.................................        17,300            623,881
            Health Care REIT...............................................        35,900            915,450
            Healthcare Realty Trust........................................         5,700            155,325
            Meditrust Corp.................................................        28,600            799,013
            Omega Healthcare Investors.....................................        28,300            994,037
                                                                                                 -----------
                                                                                                   5,754,269
                                                                                                 -----------
      INDUSTRIAL                                                 2.29%
            First Industrial Realty Trust..................................        21,600            687,150
                                                                                                 -----------
      OFFICE                                                     7.64%
            Brandywine Realty Trust........................................        33,400            747,325
            Highwoods Properties...........................................        14,300            462,069
            SL Green Realty Corp., 8.00%, Series A
               (Convertible Preferred).....................................        29,300            747,150
            Tower Realty Trust.............................................        15,200            340,100
                                                                                                 -----------
                                                                                                   2,296,644
                                                                                                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                                  NUMBER            VALUE
                                                                                 OF SHARES        (NOTE 1)
                                                                                 ---------       -----------
      OFFICE/INDUSTRIAL                                           9.05%
            Prime Group Realty Trust.......................................        33,000        $   565,125
            Reckson Associates Realty Corp., 7.625%, Series A
               (Convertible Preferred).....................................        38,600            909,513
            TriNet Corporate Realty Trust..................................        36,600          1,244,400
                                                                                                 -----------
                                                                                                   2,719,038
                                                                                                 -----------
      SHOPPING CENTER                                            37.71%
         COMMUNITY CENTER                                        20.98%
            Alexander Haagen Properties....................................        55,400            834,462
            Glimcher Realty Trust..........................................        77,000          1,496,688
            Mid-America Realty Investments.................................       111,200          1,112,000
            Pan Pacific Retail Properties..................................        34,700            672,313
            Pennsylvania REIT..............................................        55,500          1,231,406
            Saul Centers...................................................        39,700            687,306
            Sizeler Property Investors.....................................        26,900            270,681
                                                                                                 -----------
                                                                                                   6,304,856
                                                                                                 -----------
         FACTORY OUTLET CENTER                                    8.05%
            Prime Retail...................................................       122,561          1,463,071
            Prime Retail, 8.50%, Series B (Convertible Preferred)..........        23,940            490,770
            Tanger Factory Outlet Centers..................................        14,700            465,806
                                                                                                 -----------
                                                                                                   2,419,647
                                                                                                 -----------
         REGIONAL MALL                                            8.68%
            CBL & Associates Properties....................................        29,000            703,250
            JP Realty......................................................        26,300            619,694
            Macerich Co....................................................        23,400            685,912
            The Mills Corp.................................................        25,000            600,000
                                                                                                 -----------
                                                                                                   2,608,856
                                                                                                 -----------
            TOTAL SHOPPING CENTER..........................................                       11,333,359
                                                                                                 -----------
      SPECIALTY                                                   2.00%
            Entertainment Properties Trust.................................        33,000            602,250
                                                                                                 -----------
                  TOTAL COMMON STOCK (Identified cost -- $25,952,950)......                       26,852,203
                                                                                                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                                  NUMBER            VALUE
                                                                                 OF SHARES        (NOTE 1)
                                                                                 ---------       -----------
   PREFERRED STOCK                                                6.10%
      Apartment Investment & Management Co., 9.00%, Series C...............        29,000        $   712,313
      Crown American Realty Trust, 11.00%, Series A........................        20,900          1,120,762
                                                                                                 -----------
                  TOTAL PREFERRED STOCK (Identified cost -- $1,782,805)....                        1,833,075
                                                                                                 -----------
                  TOTAL EQUITIES (Identified cost -- $27,735,755)..........                       28,685,278
                                                                                                 -----------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                 ---------
COMMERCIAL PAPER                                                  3.33%
      International Lease Finance, 5.75%, 7/1/98 (Identified
         cost -- $1,001,000)...............................................      $1,001,000    1,001,000
TOTAL INVESTMENTS (Identified cost -- $28,736,755) .........     98.79%                       29,686,278
OTHER ASSETS IN EXCESS OF LIABILITIES ......................      1.21%                          362,785
                                                                -------                      -----------
NET ASSETS (Equivalent to $10.24 per share based on
   2,933,094 shares of capital stock outstanding) ..........    100.00%                      $30,049,063
                                                                -------                      -----------
                                                                -------                      -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified cost -- $28,736,755) (Note 1).................  $29,686,278
      Cash..........................................................................................          662
      Receivable for investment securities sold.....................................................      670,183
      Dividends receivable..........................................................................      255,412
      Other assets..................................................................................        5,168
                                                                                                      -----------
            Total Assets............................................................................   30,617,703
                                                                                                      -----------
LIABILITIES:
      Payable for dividends declared................................................................      498,626
      Payable to administrator......................................................................       15,789
      Payable to investment adviser.................................................................       14,008
      Payable to directors..........................................................................        2,110
      Other liabilities.............................................................................       38,107
                                                                                                      -----------
            Total Liabilities.......................................................................      568,640
                                                                                                      -----------
NET ASSETS applicable to 2,933,094 shares of $0.01 par value common stock outstanding (Note 4)..........................................................................  $30,049,063
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE:
      ($30,049,063[div]2,933,094 shares outstanding)................................................  $     10.24
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PER SHARE..............................................................................  $     10.31
                                                                                                      -----------
                                                                                                      -----------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...................................................        0.71%
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)...............................................................  $23,683,127
      Undistributed net investment income...........................................................        9,138
      Accumulated net realized gain on investments sold.............................................    5,407,275
      Net unrealized appreciation on investments....................................................      949,523
                                                                                                      -----------
                                                                                                      $30,049,063
                                                                                                      -----------
                                                                                                      -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income (Note 1):
      Dividend income...............................................................................  $ 1,305,220
      Interest income...............................................................................        4,883
                                                                                                      -----------
            Total Income............................................................................    1,310,103
                                                                                                      -----------
Expenses:
      Investment advisory fees (Note 2).............................................................      100,263
      Administration fees (Note 2)..................................................................       31,352
      Professional fees.............................................................................       20,196
      Reports to shareholders.......................................................................       18,275
      Transfer agent fees...........................................................................       17,135
      Directors' fees and expenses (Note 2).........................................................       16,291
      Custodian fees and expenses...................................................................        7,010
      Miscellaneous.................................................................................        8,517
                                                                                                      -----------
            Total Expenses..........................................................................      219,039
                                                                                                      -----------
Net Investment Income...............................................................................    1,091,064
                                                                                                      -----------
Net Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments..............................................................    4,188,682
      Net change in unrealized appreciation on investments..........................................   (6,740,705)
                                                                                                      -----------
            Net realized and unrealized gain (loss) on investments..................................   (2,552,023)
                                                                                                      -----------
Net Decrease in Net Assets Resulting from Operations................................................  $(1,460,959)
                                                                                                      -----------
                                                                                                      -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE
                                                                       SIX MONTHS ENDED        FOR THE
                                                                        JUNE 30, 1998        YEAR ENDED
                                                                         (UNAUDITED)      DECEMBER 31, 1997
                                                                       ----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income....................................    $  1,091,064        $ 1,999,083
            Net realized gains on investments........................       4,188,682          3,636,607
            Net change in unrealized appreciation (depreciation) on
               investments...........................................      (6,740,705)         1,110,208
                                                                       ----------------   -----------------
                  Net increase (decrease) in net assets resulting
                     from operations.................................      (1,460,959)         6,745,898
                                                                       ----------------   -----------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income....................................        (996,538)        (1,966,574)
            Net realized gains on investments........................              --         (3,708,567)
                                                                       ----------------   -----------------
                  Total dividends and distributions to
                     shareholders....................................        (996,538)        (5,675,141)
                                                                       ----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase in net asset value from shares issued to
               shareholders in reinvestment of dividends and
               distributions from net investment income and net
               realized gain on investments..........................         401,829            211,201
                                                                       ----------------   -----------------
                  Total increase (decrease) in net assets............      (2,055,668)         1,281,958
      Net Assets:
            Beginning of period......................................      32,104,731         30,822,773
                                                                       ----------------   -----------------
            End of period (including undistributed net investment of
               $9,138 and distributions in excess of net investment
               income of $85,388, respectively)......................    $ 30,049,063        $32,104,731
                                                                       ----------------   -----------------
                                                                       ----------------   -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                     FOR THE
                                                 SIX MONTHS ENDED               FOR THE YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1998     -------------------------------------------------------
        PER SHARE OPERATING PERFORMANCE            (UNAUDITED)       1997        1996        1995        1994        1993
-----------------------------------------------  ----------------   -------     -------     -------     -------     -------
Net asset value, beginning of period...........      $  11.08       $ 10.70     $  8.59     $  8.30     $  8.70     $  7.63
                                                      -------       -------     -------     -------     -------     -------
Income from investment operations:
    Net investment income......................          0.37          0.69        0.68        0.64        0.65        0.65
    Net realized and unrealized gain (loss) on
       investments.............................         (0.87)         1.65        2.26        0.33       (0.31)       1.10
                                                      -------       -------     -------     -------     -------     -------
         Total from investment operations......         (0.50)         2.34        2.94        0.97        0.34        1.75
                                                      -------       -------     -------     -------     -------     -------
Less dividends and distributions to
  shareholders from:
    Net investment income......................         (0.34)        (0.68)      (0.68)      (0.40)      (0.49)      (0.65)
    In excess of net investment income.........            --            --          --          --          --       (0.03)
    Capital gains..............................            --         (1.28)      (0.15)         --       (0.09)         --
    Tax return of capital......................            --            --          --       (0.28)      (0.16)         --
                                                      -------       -------     -------     -------     -------     -------
         Total dividends and distributions to
           shareholders........................         (0.34)        (1.96)      (0.83)      (0.68)      (0.74)      (0.68)
                                                      -------       -------     -------     -------     -------     -------
    Net asset value, end of period.............      $  10.24       $ 11.08     $ 10.70     $  8.59     $  8.30     $  8.70
                                                      -------       -------     -------     -------     -------     -------
                                                      -------       -------     -------     -------     -------     -------
    Market value, end of period................      $  10.31       $ 11.56     $ 12.00     $  9.13     $  8.50     $  9.50
                                                      -------       -------     -------     -------     -------     -------
                                                      -------       -------     -------     -------     -------     -------
---------------------------------------------------------------------------------------------------------------------------
Total market value return(1)...................         (8.06)%(2)    13.20%      42.32%      15.97%      (2.78)%     27.77%
                                                      -------       -------     -------     -------     -------     -------
                                                      -------       -------     -------     -------     -------     -------
Total net asset value return(1)................         (4.57)%(2)    22.44%      33.32%      12.12%       3.80%      23.04%
                                                      -------       -------     -------     -------     -------     -------
                                                      -------       -------     -------     -------     -------     -------
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net assets, end of period (in millions)....      $ 30.049       $32.105     $30.823     $24.577     $23.548     $24.502
                                                      -------       -------     -------     -------     -------     -------
    Ratios of expenses to average net assets...          1.40%(3)      1.42%       1.45%       1.73%       1.51%(4)    1.64%
                                                      -------       -------     -------     -------     -------     -------
                                                      -------       -------     -------     -------     -------     -------
    Ratio of net investment income to average
       net assets..............................          6.96%(3)      6.07%       7.34%       7.67%       7.62%       7.31%
                                                      -------       -------     -------     -------     -------     -------
                                                      -------       -------     -------     -------     -------     -------
    Portfolio turnover rate....................         44.17%(2)     53.76%      30.45%      37.75%      80.68%     107.91%
                                                      -------       -------     -------     -------     -------     -------
                                                      -------       -------     -------     -------     -------     -------

------------------------

(1) Total market value return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account dividends and distributions are reinvested.

(2) Not annualized.

(3) Annualized.

(4) Fees paid through directed brokerage commissions have been excluded. Had these fees been paid by the Fund, the ratio would have been 1.69%.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 1988 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.65% of the average daily net assets of the Fund (approximately 0.65% on an annual basis). For the six months ended June 30, 1998, the Fund incurred $100,263 in advisory fees.

     Administration Fees: The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ('CGFSC' or the 'Administrator'), serves as the Fund's Administrator pursuant to an Administration Agreement (the 'Agreement'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Administrator receives a monthly fee in an amount equal to 1/12th of 0.20% of the average daily net assets of the Fund (approximately 0.20% on an annual basis). For the six months ended June 30, 1998, the Fund incurred $31,352 in administration fees.

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $16,291 for the six months ended June 30, 1998.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1998 totaled $14,050,907 and $18,176,359, respectively.

     At June 30, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, are as follows:

Aggregate cost..........................................................................  $28,736,755
                                                                                          -----------
Gross unrealized appreciation...........................................................  $ 1,911,000
Gross unrealized depreciation...........................................................  $  (961,477)
                                                                                          -----------
Net unrealized appreciation.............................................................  $   949,523
                                                                                          -----------
                                                                                          -----------

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 4. CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

     At June 30, 1998, the Fund has one class of common stock, par value $0.01 per share, of which 50 million shares are authorized and 2,933,094 shares are outstanding.

     Distributions during the six months ended June 30, 1998 resulted in 35,776 shares being issued at an average price of $10.91 through the dividend reinvestment plan.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent, in whole or fractional shares of the Fund.

NOTE 5. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                              NET INCREASE           NET ASSETS
                                                                   NET REALIZED AND           (DECREASE) IN              AT
                    TOTAL INVESTMENT        NET INVESTMENT          UNREALIZED GAIN       NET ASSETS RESULTING          END OF
QUARTERLY PERIOD         INCOME                 INCOME           (LOSS) ON INVESTMENTS       FROM OPERATIONS            PERIOD
------------------ -------------------    -------------------    ---------------------    --------------------- ------------------
                                PER                  PER                     PER                      PER                     PER
FISCAL 1998          AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT       SHARE       AMOUNT       SHARE       AMOUNT      SHARE
------------------ ----------  -----    ----------  -----    -----------    ------    -----------    ------    -----------  ------
March 31.......... $  582,989  $0.20    $  471,313  $0.16    $  (545,469)   $(0.18)   $   (74,156)   $(0.02)   $31,888,847  $10.89
June 30...........    727,114   0.25       619,751   0.21     (2,006,554)    (0.69     (1,386,803)    (0.48)    30,049,063   10.24
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------
                   $1,310,103  $0.45    $1,091,064  $0.37    $(2,552,023)   $(0.87)   $(1,460,959)   $(0.50)
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------

                                PER                  PER                     PER                      PER                    PER
FISCAL 1997          AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT       SHARE       AMOUNT       SHARE       AMOUNT     SHARE
------------------ ----------  -----    ----------  -----    -----------    ------    -----------    ------    -----------  ------
March 31.......... $  587,724  $0.20    $  477,384  $0.17    $   (52,886)   $(0.02)   $   424,498    $ 0.15    $30,839,414  $10.68
June 30...........    633,590   0.22       522,672   0.18      1,494,651      0.52      2,017,323      0.70     32,408,877   11.21
September 30......    608,021   0.21       487,940   0.16      2,784,820      0.97      3,272,760      1.13     35,234,472   12.17
December 31.......    635,870   0.22       511,087   0.18        520,230      0.18      1,031,317      0.36     32,104,731   11.08
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------
                   $2,465,205  $0.85    $1,999,083  $0.69    $ 4,746,815    $ 1.65    $ 6,745,898    $ 2.34
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------
                                PER                  PER                     PER                      PER                    PER
FISCAL 1996          AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT       SHARE       AMOUNT       SHARE       AMOUNT     SHARE
------------------ ----------  -----    ----------  -----    -----------    ------    -----------    ------    ----------   -----
September 30...... $  509,289  $0.18    $  413,898  $0.15    $ 1,478,090    $ 0.51    $ 1,891,988    $ 0.66    $27,854,272  $ 9.69
December 31.......    689,046   0.24       583,744   0.20      3,753,796      1.30      4,337,540      1.50     30,822,773   10.70
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------
                   $1,198,335  $0.42    $  997,642  $0.35    $ 5,231,886    $ 1.81    $ 6,229,528    $ 2.16
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------
                   ----------  -----    ----------  -----    -----------    ------    -----------    ------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                                 PROXY RESULTS

     During the six month period ended June 30, 1998, Cohen & Steers Realty Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 1998. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                            SHARES VOTED      SHARES VOTED
                                                                                FOR        AUTHORITY WITHHELD
-------------------------------------------------------------------------------------------------------------
1. To elect Directors
   Martin Cohen                                                               2,669,060           28,192
   Jeffrey H. Lynford                                                         2,665,860           31,392
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                  SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                      FOR          AGAINST        ABSTAIN
-------------------------------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers as the Fund's
   certified public accountants                                     2,660,221       19,432         17,600

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, Massachusetts 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           One Chase Manhattan Plaza
 Willard H. Smith, Jr.                                     New York, New York 10081
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112
 Adam Derechin
 Vice President and                                        American Stock Exchange Symbol: RIF
 Assistant Treasurer                                       Website: www.cohenandsteers.com

 William Goodwin                                           This report is for shareholder information. This is not a
 Assistant Secretary                                       prospectus intended for use in the purchase or sale of
                                                           Fund shares.


--------------------------------------------------------------------------------
                                       15

                         [LOGO]
                     COHEN & STEERS
                   REALTY INCOME FUND

                     SEMI-ANNUAL REPORT
                       JUNE 30, 1998

COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


----------------
First Class Mail
  U.S. Postage
      PAID
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Permit No. 56712
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                  STATEMENT OF DIFFERENCES
                  ------------------------

The division sign shall be expressed as................................  [div]